UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando FL	32801
(Address of Principal Executive Offices, including zip code)	(Zip code)

Registrant’s telephone number, including area code: (407) 650-0593

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on September 4, 2013, Parkway Properties, Inc., a Maryland corporation (“Parkway”), Parkway Properties LP, a Delaware limited partnership (“Parkway LP”), PKY Masters LP, a Delaware limited partnership and a wholly owned subsidiary of Parkway LP (“Merger Sub”), Thomas Properties Group, Inc., a Delaware corporation (“TPGI”), and Thomas Properties Group, L.P. (“TPG LP”), a Maryland limited partnership, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, TPGI will merge with and into Parkway (the “Parent Merger”) with Parkway continuing as the surviving entity, and Merger Sub will merge with and into TPG LP (the “Partnership Merger” and, together with the Parent Merger, the “Mergers”) with TPG LP continuing as the surviving entity and a wholly owned subsidiary of Parkway LP after the Mergers.

Parkway is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Mergers. Specifically, this Current Report on Form 8-K provides: (1) TPGI’s audited consolidated financial statements and notes thereto as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012, attached herewith as Exhibit 99.1, (2) TPGI’s unaudited consolidated financial statements as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012, attached herewith as Exhibit 99.2 and (3) Parkway’s unaudited pro forma financial statements as of and for the six month period ended June 30, 2013 and for the year ended December 31, 2012, relating to the proposed Mergers, attached herewith as Exhibit 99.3. The information in Exhibits 99.1 and 99.2 was provided by TPGI.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Thomas Properties Group, Inc. as of December 31, 2012 and 2011 and for each of the years in the three year period ended December 31, 2012 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of Thomas Properties Group, Inc. as of June 30, 2012 and for the three and six month periods ended June 30, 2013 and 2012 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial statements of Parkway Properties, Inc. as of and for the six month period ended June 30, 2013 and for the year ended December 31, 2012, giving effect to the Mergers, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Thomas Properties Group, Inc. as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012

99.2	Unaudited consolidated financial statements of Thomas Properties Group, Inc. as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012

99.3	Unaudited pro forma financial statements of the Parkway Properties, Inc. as of and for the six month period ended June 30, 2013 and for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013		PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and General Counsel